POWER OF ATTORNEY

     John Meisenbach,  Secretary and Treasurer, Lee Miller, William Notaro, John
P. Parker and Jack R. Policar, each of them Trustees of The Elite Group (the "Trust"), each hereby constitutes and appoints Richard S. McCormick, the President of the Trust, with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended , and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand

As of the 23 day of September, 2004.

SIGNATURE & TITLE


/s/ John Meisenbach
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John Meisenbach, Trustee, Treasurer & Secretary


/s/ Lee A. Miller
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Lee A. Miller, Trustee


/s/ William Notaro
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William Notaro, Trustee


/s/ John P. Parker
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John P. Parker, Trustee


/s/ Jack R. Policar
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Jack R. Policar, Trustee